                                                                EXHIBIT H(9)(iv)
                                     FORM OF
                                AMENDMENT NO. ___
                                       to
                                   SCHEDULE A
                                       of
                            DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds
         Corporate Income Fund (liquidated September 19, 1997)
         Enterprise Fund (liquidated September 19, 1997)
         Federal Bond Fund (liquidated September 19, 1997)
         Delaware New Pacific Fund
         Delaware U.S. Growth Fund
         Delaware Overseas Equity Fund (formerly World Growth Fund)

Delaware Group Cash Reserve

Delaware Group Equity Funds I (formerly Delaware)
         Delaware Balanced Fund (formerly Delaware Fund)
         Delaware Devon Fund

Delaware Group Equity Funds II (formerly Decatur)
         Delaware Blue Chip Fund (New)
         Delaware Decatur Equity Income Fund (formerly Decatur Income Fund) Delaware Growth and Income Fund (formerly Decatur Total Return Fund) Delaware Social Awareness Fund (formerly Quantum Fund) (New) Delaware Diversified Value Fund (New)

Delaware Group Equity Funds III (formerly Trend)
         Delaware Trend Fund
         Delaware Technology and Innovation Fund (New)
         Delaware American Services Fund (New)
         Delaware Research Fund (New)
         Delaware Large Cap Growth Fund (New)

Delaware Group Equity Funds IV (formerly DelCap)
         Delaware Diversified Growth Fund
                  (formerly Capital Appreciation Fund   (New)
         Delaware DelCap Fund

Delaware Group Equity Funds V (formerly Value)
         Delaware Small Cap Value Fund (formerly Value Fund)
         Delaware Retirement Income Fund (New)
         Delaware Mid-Cap Value Fund (New)
         Delaware Small Cap Contrarian Fund (New)

------------------
         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Foundation Funds (New)
         Delaware Balanced Portfolio (New)
         Delaware Growth Portfolio (New)
         Delaware Income Portfolio (New)
         The Asset Allocation Portfolio (New)
         Delaware S&P 500 Index Fund (New)

Delaware Group Government Fund
         Delaware American Government Bond Fund (formerly, Government Income Series and U.S. Government Fund)

Delaware Group Global & International Funds
         Delaware Emerging Markets Fund (New)
         Delaware Global Equity Fund (formerly Global Assets Fund)
         Delaware Global Bond Fund
         Delaware International Equity Fund
         Delaware Global Opportunities Fund (formerly Global Equity Fund) (New) Delaware International Small Cap Fund (New)
         Delaware New Europe Fund (New)
         Delaware Latin America Fund (New)

Delaware Group Income Funds (formerly Delchester)
         Delaware Delchester Fund
         Delaware High-Yield Opportunities Fund (New)
         Delaware Strategic Income Fund (New)
         Delaware Corporate Bond Fund (New)
         Delaware Extended Duration Bond Fund (New)

Delaware Group Limited-Term Government Funds
         Delaware Limited-Term Government Fund
         U. S. Government Money Fund (liquidated December 18, 1998)

Delaware Pooled Trust
         The Mid-Cap Growth Equity Portfolio
                  (formerly The Aggressive Growth Portfolio)
         The Large-Cap Value Equity Portfolio
                  (formerly The Defensive Equity Portfolio)
         The Mid-Cap Value Equity Portfolio
                  (formerly The Small/Mid-Cap Value Equity Portfolio and The Defensive Equity Small/Mid-Cap Portfolio)(New)
         The Defensive Equity Utility Portfolio (deregistered January 14,
                  1997)
         The Emerging Markets Portfolio (New)
         The Intermediate Fixed Income Portfolio
                  (formerly The Fixed Income Portfolio)
         The Global Fixed Income Portfolio
         The High-Yield Bond Portfolio (New)
         The International Equity Portfolio
         The International Fixed Income Portfolio (New)
         The Labor Select International Equity Portfolio
         The Limited-Term Maturity Portfolio (New)
         The Real Estate Investment Trust Portfolio
         The Global Equity Portfolio (New)
         The Real Estate Investment Trust Portfolio II (New)
         The Diversified Core Fixed Income Portfolio (New)
         The Aggregate Fixed Income Portfolio (New)
         The Small-Cap Growth Equity Portfolio (New)
         The Core Equity Portfolio
                  (formerly The Growth and Income Portfolio)(New)
         The Small-Cap Value Equity Portfolio (New)
         The Balanced Portfolio (New)
         The Equity Income Portfolio (New)
         The Select Equity Portfolio (New)
         The International Small-Cap Portfolio (New)
         The International Large-Cap Equity Portfolio (New)
         The All-Cap Growth Equity Portfolio (New)

Delaware Group Premium Fund
         Capital Reserves Series
         Cash Reserve Series
         Convertible Securities Series (New)
         Growth and Income Series
                  (formerly Decatur Total Return Series)
         Delaware Balanced Series
                  (formerly Delaware Series)
         Delchester Series
         Devon Series (New)
         Emerging Markets Series (New)
         DelCap Series
         Global Bond Series (New)
         International Equity Series
         Social Awareness Series
                  (formerly Quantum Series) (New)
         REIT Series (New)
         Strategic Income Series (New)
         Trend Series
         Small Cap Value Series (formerly Value Series)
         Aggressive Growth Series (New)
         U.S. Growth Series (New)

Delaware Group Tax-Free Fund
         Delaware Tax-Free Insured Fund
         Delaware Tax-Free USA Fund
         Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund
         Delaware Tax-Free Money Fund

Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-Free Income Trust-Pennsylvania)
         Delaware Tax-Free Pennsylvania Fund
         Delaware Tax-Free New Jersey Fund (New)
         Delaware Tax-Free Ohio Fund (New)

Voyageur Funds
         Delaware U.S. Government Securities Fund (New)

Voyageur Insured Funds
         Delaware Tax-Free Arizona Insured Fund (New)
         Tax-Free Colorado Insured Fund (New)(closed as of
         Delaware Minnesota Insured Fund (New)
         National Insured Tax Free Fund (New)

Voyageur Intermediate Tax Free Funds
         Tax-Free Arizona Intermediate Fund (New)(closed as of Tax-Free California Intermediate Fund (New)(closed as of Tax-Free Colorado Intermediate Fund (New) (closed as of Delaware Tax-Free Minnesota Intermediate Fund (New) National Limited Term Tax Free Fund (New)

Voyageur Investment Trust
         Delaware Tax-Free California Fund (New)
         Delaware Tax-Free Florida Fund (New)
         Delaware Tax-Free Florida Fund (New)
         Delaware Tax-Free Kansas Fund (New)
         Delaware Tax-Free Missouri Insured Fund (New)
         Delaware Tax-Free New Mexico Fund (New)
         Delaware Tax-Free Oregon Insured Fund (New)
         Delaware Tax-Free Utah Fund (New)
         Delaware Tax-Free Washington Insured Fund (New)

Voyageur Investment Trust II
         Florida Limited Term Tax Free Fund (New) (liquidated November 18, 1998)

Voyageur Mutual Funds
         Delaware Tax-Free Arizona Fund (New)
         Delaware Tax-Free California Fund (New)
         Delaware Tax-Free Iowa Fund (New)
         Delaware Tax-Free Idaho Fund (New)
         Delaware Minnesota High-Yield Municipal Bond Fund (New)
         Delaware National High-Yield Municipal Bond Fund (New)
         National Tax Free Fund (New)
         Delaware Tax-Free New York Fund (New)
         Delaware Tax-Free Wisconsin Fund (New)
         Delaware Tax-Free Montana Fund (New)

Voyageur Mutual Funds II
         Delaware Tax-Free Colorado Fund (New)

Voyageur Mutual Funds III
         Delaware Aggressive Growth Fund (New)
         Delaware Growth Stock Fund (New)
         International Equity Fund (New)
         Delaware Tax Efficient Equity Fund (New)

Voyageur Tax Free Funds
         Delaware Tax-Free Minnesota Fund (New)
         Delaware Tax-Free North Dakota Fund (New)

Dated as of March ___, 2000

DELAWARE SERVICE COMPANY, INC.



By: _______________________________________________________
    David K. Downes
    President, Chief Executive Officer and Chief Financial Officer


DELAWARE GROUP ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS I
DELAWARE GROUP EQUITY FUNDS II
DELAWARE GROUP EQUITY FUNDS III
DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE POOLED TRUST
DELAWARE GROUP PREMIUM FUND
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX-FREE FUND
DELAWARE GROUP TAX-FREE MONEY FUND
VOYAGEUR FUNDS
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III



By: ____________________________________
    Wayne A. Stork
    Chairman